FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: June 3, 2003

(Date of earliest event reported)

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2003-B Owner Trust

(Exact name of registrant as specified in its charter)

DELAWARE	333-87970	95-4831541

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 W. 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8583

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

     Attached as Exhibit 99.1 to this Current Report is a Collateral and Structural Term Sheet circulated by Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, SG Cowen Securities Corporation and The Williams Capital Group, L.P. in connection with the Registrant’s offering of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes (collectively, the “Notes”). The Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”) which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Act”). The offering of the Notes has been registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-87970) (the “Registration Statement”). The Collateral and Structural Term Sheet will be incorporated by reference in the Registration Statement.

     Any statement or information contained in the Collateral and Structural Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit

Exhibit 99.1 Collateral and Structural Term Sheet.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Joji Tagawa

Name: Joji Tagawa Title: Treasurer

Date: June 4, 2003

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Collateral and Structural Term Sheet